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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       April 2, 1996
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                                 ERD Waste Corp.
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            Delaware                33-76200             11-3121813
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(State or other jurisdiction     (Commission File     (IRS Employer
    of incorporation)               Number)           Identification No.)




              356 Veterans Memorial Hwy., Commack, N.Y.     11725
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              (Address of principal executive offices)      Zip Code


Registrant's telephone number, including area code:       (516) 543-0606
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          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 2, 1996, ERD Waste Corp. ("ERD") closed the transactions contemplated by the loan agreement (the "Loan Agreement"), dated March 29, 1996, with Chemical Bank ("Chemical"). Pursuant to the Loan Agreement, Chemical will provide to ERD a secured revolving credit facility up to $7.5 million (the "Revolving Facility"). Loans under the Revolving Facility (the "Revolving Loans") may be incurred (i) to partially finance the acquisition of common stock and preferred stock of Environmental Services of America, Inc.; (ii) for working capital purposes; and (iii) for advances to ERD Waste Corp. (Indiana), Absorbent Manufacturing & Technology, ENSA Acquisition Corp., ERD Waste Corp. of Illinois, Environmental Waste Incineration, Inc., ERD Management Corp., C&J Enterprises, Inc. and Long Beach Recycling and Recovery Corp., each of whom are guarantors of the loans made pursuant to the Loan Agreement (each, individually, a "Guarantor" and, collectively, the "Guarantors").

         The Loan Agreement provides, among other things, for the payment by ERD of a commitment fee, payable monthly, computed at the rate of one quarter of one percent (1/4%) per annum (computed on the basis of the actual number of days elapsed over 360 days) on the average daily unused amount of Chemical's $7.5 million commitment.

         The Loan Agreement provides that the Revolving Loans in respect of the Revolving Facility shall be, at ERD's request, either (i) Alternate Base Rate Loans (as defined) which bear interest calculated at the Alternate Base Rate plus one half of one percent (1/2%) or (ii) Eurodollar Loans (as defined) which bear interest calculated at the Adjusted LIBOR Rate plus three and one half percent (3 1/2%) (or a combination thereof).

         "Alternate Base Rate" for any day is defined in the Loan Agreement as the higher of (a) the prime rate of Chemical in effect at its primary office (computed on the basis of the actual number of days elapsed over a year of 360 days) in effect on such day, (b) the Base CD Rate (as defined) in effect on such day plus one percent (1%) (computed on the basis of the actual number of days elapsed over a year of 360 days), or (c) the Federal Funds Effective Rate (as defined) in effect on such day plus one half of one percent (1/2%) (computed on the bags of the actual number of days elapsed over a year of 360 days).

         "Adjusted LIBOR Rate" for any day is defined in the Loan Agreement as an interest rate per annum equal to the product of (a) the LIBOR Rate (as defined) and (b) Statutory Reserves (as defined).

         Subject to the terms of the Loan Agreement, the Revolving Facility will be available until April 1, 1998 (the "Conversion Date"), at which time all outstanding principal and accrued interest under the Revolving Facility shall be due and payable.

         The Loan Agreement provides for the grant of a term loan (the "Term Loan"), on the Conversion Date (provided no event of default exists), to ERD in an amount equal to the lesser of Chemical's Commitment (as defined) or the aggregate principal amount of Revolving Loans then outstanding. The bank will make the Term Loan by crediting the

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amount  thereof  towards  the  repayment  of the amounts  outstanding  under the
Revolving Facility. The proceeds of the Term Loan are to be used by ERD exclusively to satisfy obligations to Chemical under Revolving Loans existing at the Conversion Date. The principal balance of the Term Loan will be payable in 36 monthly installments. The Term Loan shall at the option of ERD, be an Alternate Base Rate Loan or a Eurodollar Loan (or a combination thereof). If the Term Loan is an Alternate Base Rate Loan, it will bear interest at the Alternate Base Rate plus one percent (1%). If the Term Loan is a Eurodollar Loan, it will bear interest at the Adjusted LIBOR Rate plus three and one half percent (3 1/2%).

         The Loan Agreement provides that ERD shall have the right on or after the Conversion Date, subject to the terms of the Loan Agreement, to (i) continue any Eurodollar Loan or portion thereof into a subsequent Interest Period (as defined) or (ii) convert an Alternate Base Rate Loan into a Eurodollar Loan.

         The Loan Agreement provides for the granting by ERD and each of the Guarantors listed above of a first priority security interest in all present and future accounts, contract rights, chattel paper, general intangibles, instruments and documents of ERD and such Guarantors then owned or thereafter acquired, and in all machinery and equipment acquired by ERD and such Guarantors after the date of the Loan Agreement.

         The obligations of Chemical to make each Revolving Loan under the Revolving Facility are conditioned on certain conditions, including the following: (i) delivery of a certificate from ERD and each of the Guarantors stating the representations and warranties contained in the Loan Agreement are true and correct; (ii) no default or material adverse change in ERD or any Guarantor has occurred; and (iii) the purpose for which the proceeds of such Revolving Loan is being made.

         The Loan Agreement contains traditional and customary representations, warranties and events of default.

         ERD has agreed to indemnify Chemical against any loss or expense which Chemical may sustain or incur as a consequence of any default in payment or prepayment of the principal amount of any Loan (as defined) or any part thereof or interest accrued thereon, as and when due and payable on the occurrence of any Event of Default (as defined).

         Subject to the terms of the Loan Agreement, ERD has the right at any time and from time to time to prepay any Alternate Base Rate Loan, in whole or in part, without premium or penalty, on the same day that telephonic notice is given to Chemical advising it of prepayment. In addition, ERD has the right to prepay any Eurodollar Loan, in whole or in part, on three Business Days' prior irrevocable notice, provided, however, that such prepayment may only be made on an Interest Determination Date (as defined).

         It is anticipated that the indebtedness incurred by ERD under the Revolving Facility and Term Loan will be repaid from funds generated internally by ERD and its subsidiaries and from other sources. No final decisions have been made concerning the method ERD will employ to repay such indebtedness. Such decisions will be based on ERD's review from

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time to time of the advisability of particular actions, as well as on prevailing interest rates and financial and other economic conditions.

         The foregoing summary of the Loan Agreement is qualified in its entirety by reference to the text of the Loan Agreement, which is filed as an exhibit hereto.

ITEM 7.  EXHIBITS

EXHIBIT 1        Loan Agreement

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 15, 1996                                       ERD WASTE CORP.



                                                     By:     /s/ Joseph Wisneski
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                                                             Joseph Wisneski
                                                             President



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